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                                                                    EXHIBIT 23.5


                   CONSENT OF WILLIAMS, KASTNER & GIBBS PLLC


We consent to the reference to our firm under the caption "Legal Matters" in the July 1999 Registration Statement (Form S-4) of Waste Connections, Inc. with
respect to 6,000,000 shares of common stock (Registration No. 333-       ).



                                          WILLIAMS, KASTNER & GIBBS PLLC



Seattle, Washington
July 26, 1999